CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Global Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Financial Officer
Smith Barney Allocation Series Inc. -     Smith Barney Allocation Series Inc. -
Global Portfolio                          Global Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date: October 2, 2003                     Date: October 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - High Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Smith Barney Allocation Series Inc. -     Smith Barney Allocation Series Inc. -
High Growth Portfolio                     High Growth Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date: October 2, 2003                     Date: October 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Smith Barney Allocation Series Inc. -     Smith Barney Allocation Series Inc. -
Growth Portfolio                          Growth Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date: October 2, 2003                     Date: October 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Balanced Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Smith Barney Allocation Series Inc. -     Smith Barney Allocation Series Inc. -
Balanced Portfolio                        Balanced Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date: October 2, 2003                     Date: October 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Conservative Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Smith Barney Allocation Series Inc. -     Smith Barney Allocation Series Inc. -
Conservative Portfolio                    Conservative Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date: October 2, 2003                     Date: October 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Allocation Series Inc. - Income Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Smith Barney Allocation Series Inc. -     Smith Barney Allocation Series Inc. -
Income Portfolio                          Income Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date: October 2, 2003                     Date: October 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.